Rule 497(e)
                                                           Prospectus Supplement


                       Mutual Fund Variable Annuity Trust


                     Supplement Dated December 18, 1995 to
             Prospectuses dated: March 1, 1995; June 19, 1995; May
                                    1, 1995
                    October 28, 1994; and September 29, 1995

In August 1995, The Chase Manhattan Corporation and Chemical Banking Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which The Chase Manhattan Corporation will merge with Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation". Subsequent to the Holding Company Merger, The Chase Manhattan Bank, N.A. (the "Adviser"), will be merged with and into Chemical Bank, a New York banking corporation (the "Bank Merger"). Both the Holding Company Merger and Bank Merger are subject to certain conditions, including certain regulatory approvals. In connection with the mergers, funds currently affiliated with Chemical (the "Hanover Funds") will be merged into certain existing or newly-created series funds of Mutual Fund Group or Mutual Fund Trust, subject to approval by shareholders of the Hanover Funds.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between each Fund and the Adviser provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger and the Bank Merger may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. After the Holding Company Merger, the Adviser (or the successor thereto) will continue rendering services to the Funds under anticipated exemptive relief from the Securities and Exchange Commission and advisory services will not be impaired thereby. Shareholder approval of new advisory agreements will be solicited in the first quarter of 1996.